MARKETABLE SECURITIES	12 Months Ended
Dec. 31, 2023
Subclassifications of assets, liabilities and equities [abstract]
MARKETABLE SECURITIES	MARKETABLE SECURITIES
Marketable securities consist of euro denominated readily convertible S&P AAA-rated government treasury certificates with a maturity of six months or less from the date of acquisition and are classified as held-to-maturity. The Marketable securities are measured at amortized costs and amount to $151.7 million in 2023. This includes accrued interest of $0.7 million.
We have considered the expected credit loss and recognized no impairment losses, due to the AAA credit ratings. Reference is made to note 24. Financial risk management showing the difference between the carrying amount and the fair value.